UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2009

LA CORTEZ ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138465	20-5157768
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

Calle 67 #7-35 Oficina 409, Bogota, Colombia		N/A
(Address of principal executive offices)		(Zip code)

(941) 870-5433
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press release issued by La Cortez Energy, Inc. (the “Company”) on November 4, 2009.

This press release provides update information for the Company’s two projects in South America, the Maranta Block  and the Putumayo 4 Block.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated November 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA CORTEZ ENERGY, INC.

Date: November 6, 2009	By:	/s/ Andres Gutierrez Rivera
Andres Gutierrez Rivera, President